POWER OF ATTORNEY

The undersigned Trustee of Trailmark Series Trust, a Delaware trust, hereby constitutes and appoints each of, Robert Silva, and Brandon Byrd as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement on Forms N-1A and N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and any and all state and federal securities filings, including Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 15 day of April, 2026.

Christopher MacLaren
Trustee

STATE OF OHIO)
) ss:
COUNTY OF Cuyahoga)

On the 15 day of April in the year of 2026, before me, the undersigned notary public, personally appeared Christopher MacLaren, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this __day of April 2026.

Notary Signature:

Notary Seal

AMBER KISER
Notary Public, State of Ohio
My Commission Expires:
March 17, 2029

NOTARY PUBLIC, STATE OF
Registration No. ____________
Qualified in
Commission Expires 03-17-29

POWER OF ATTORNEY

The undersigned Trustee of Trailmark Series Trust, a Delaware trust, hereby constitutes and appoints each of, Robert Silva, and Brandon Byrd as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement on Forms N-1A and N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and any and all state and federal securities filings, including Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2026.

Jay Nusblatt
Trustee

STATE OF Florida)
) ss:

COUNTY OF Palm beach)

On the 22 day of April in the year of 2026, before me, the undersigned notary public, personally appeared Jay Nusblatt personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 22 day of April 2026.

Notary Signature: Anthony Montalvo

PADL 19 203 091
Exp. 4/22/31

Notary Seal
Anthony Montalvo
NOTARY PUBLIC, STATE OF
Registration No. HH304540
Qualified in
Commission Expires Aug 24, 2026

ANTHONY MONTALVO
Notary Public - State of Florida
Commission # HH 304540
My Comm. Expires August 24, 2026